SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (date of earliest event reported)           May 30, 2006
     ------------------------------------------------           ------------

                                OPTIONABLE, INC.
             (Exact name of Registrant as specified in its charter)



Delaware                               333-121543               52-2219407
-------------------------------  ------------------------   -------------------
(State or other jurisdiction of  (Commission File number)    (IRS Employer
incorporation or organization)                               Identification No.)


  555 Pleasantville Road, South Building, Suite 110 Briarcliff Manor, NY 10150
  ----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (914) 773-1100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                  ---------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

         On May 30, 2006, Optionable, Inc. issued a press release announcing that its board of directors has authorized the repurchase of such number of shares of its common stock as have an aggregate purchase price not exceeding $200,000, at the rate of up to $50,000 worth of common stock each quarter. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

         The information provided in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits

Exhibit
Number     Description
-------    -------------------------------------------------------------------
99.1 Press release dated May 30, 2006, announcing authorization of share repurchase program

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     OPTIONABLE, INC.


Date:  May 31, 2006                         By: /s/ Marc-Andre Boisseau
                                                    -----------------------
                                                    Marc-Andre Boisseau
                                                    Chief Financial Officer